UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2024

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Werner Offer Letter

As previously reported, on November 15, 2024, the Board of Directors (the “Board”) of Wolfspeed, Inc. (the “Company”) appointed Thomas H. Werner as Executive Chair effective as of November 18, 2024. On November 19, 2024, the Company and Thomas H. Werner entered into an offer letter relating to his employment as Executive Chair of the Company, effective as of November 18, 2024 (the “Offer Letter”).

During the term of his employment as Executive Chair pursuant to the Offer Letter, the Company will pay Mr. Werner a base salary at a rate of $150,000 per month, paid in installments in accordance with the Company’s regular payroll schedule. In addition, the Company will grant Mr. Werner restricted stock units (“RSUs”) on the last business day of each month during the term of his employment under the Offer Letter with a value equal to $225,000 for each month of service (or a prorated portion thereof for each partial month of service) as Executive Chair, with the actual number of shares underlying the RSUs based on the 30 trading-day average of the Company’s closing price up to and including the grant date. Each RSU grant will vest on the one year anniversary of the grant date, provided that Mr. Werner remains in continuous service with the Company, including continuing service as a director following the conclusion of his service as Executive Chair, through each applicable vesting date. The RSU grants will commence with a grant on December 31, 2024, which will include a grant for his service as Executive Chair during part of November and all of December 2024. The RSUs will be governed by the terms of the Company’s 2023 Long-Term Incentive Compensation Plan.

Mr. Werner’s employment is at will, meaning that either he or the Company may terminate his employment at any time and for any reason. Mr. Werner will enter into the Company’s standard confidentiality agreement.

The description of the Offer Letter is qualified in its entirety by the terms of the Offer Letter, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	Offer Letter between Wolfspeed, Inc. and Thomas H. Werner, dated November 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: November 21, 2024